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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                             Juniper Networks, Inc.
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             (Exact name of Registrant as specified in its charter)

               Delaware                                 77-042528
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)

                               385 Ravendale Drive
                             Mountain View, CA 94043
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               (Address of principal executive offices) (Zip Code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A. (c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates:
333-76681 (if applicable):

Securities to be registered pursuant to Section 12(g) of the Act:

                                  Common Stock
                                (Title of Class)


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Item 1.  Description of Registrant's Securities to be Registered

         The class of securities to be registered hereunder is Common Stock, $.00001 par value per share, of Juniper Networks, Inc. (the "Registrant"). The description of capital stock set forth under the caption "Description of Capital Stock" in the Prospectus included in the Registrant's Registration Statement on Form S-1 (File No. 333-76681), as originally filed or subsequently amended (the "Registration Statement on Form S-1"), which Registration Statement on Form S-1 was originally filed with the Securities and Exchange Commission on April 21, 1999, is incorporated herein by reference.

Item 2.  Exhibits

   Number                               Description
------------    ----------------------------------------------------------------
   3.1(1)       Amended and Restated Certificate of Incorporation of the Registrant
   3.3(1)       Amended and Restated Bylaws of Registrant
   4.1(1)       Specimen Common Stock Certificate



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  (1)           Incorporated herein by reference to the exhibits of the same number in the Registration Statement on Form S-1 (File No. 333-76681).

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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  June 10, 1999

                                       JUNIPER NETWORKS, INC.



                                       By: /s/ Marcel Gani
                                           ------------------------------------
                                           Marcel Gani, Chief Financial Officer


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                                Index to Exhibits

Exhibit
  No.                                        Exhibit
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
 3.1(1)      Amended and Restated Certificate of Incorporation of the Registrant
 3.3(1)      Amended and Restated Bylaws of Registrant
 4.1(1)      Specimen Common Stock Certificate



-------
   1 Incorporated herein by reference to the exhibits of the same number in the Registration Statement on Form S-1 (File No. 333-76681).


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